SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2005

MODTECH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-2561	33-0825386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2830 Barrett Avenue Perris, California	92571
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (951) 943-4014

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 15, 2005, Modtech Holdings, Inc. (the “Company”) issued a press release announcing a delay in filing of its annual report on Form 10-K, and providing an update on Sarbanes-Oxley compliance. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
99.1	Press release dated March 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODTECH HOLDINGS, INC.

Date: March 15, 2005	By:	/s/ Dennis L. Shogren
Dennis L. Shogren
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 15, 2005